                                                               Exhibit (a)(1)(B)

                                 PURCHASE NOTICE
                                  To Surrender
                    2.875% CONVERTIBLE SENIOR NOTES DUE 2024
                                    issued by
                            CENTERPOINT ENERGY, INC.
                     CUSIP Numbers: 15189TAK3 and 15189TAL1*

                     Pursuant to the Company Notice given by
                            CenterPoint Energy, Inc.
                             Dated December 14, 2006

     SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE COMPANY NOTICE, THE RIGHT OF HOLDERS TO SURRENDER NOTES FOR PURCHASE IN THE OFFER EXPIRES AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, JANUARY 12, 2007. NOTES SURRENDERED FOR PURCHASE MAY BE WITHDRAWN BEFORE 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, JANUARY 12, 2007.

     HOLDERS THAT SURRENDER THROUGH THE DEPOSITORY TRUST COMPANY ("DTC") NEED NOT SUBMIT A PHYSICAL PURCHASE NOTICE TO THE PAYING AGENT IF SUCH HOLDERS COMPLY WITH THE TRANSMITTAL PROCEDURES OF DTC.

                              The Paying Agent is:
            The Bank of New York Trust Company, National Association

Mail:                    Express Delivery:            Hand Delivery:

The Bank of New York     The Bank of New York Trust   The Bank of New York Trust
Trust Company, N.A.      Company, N.A.                Company, N.A.
Global Corporate Trust   Global Corporate Trust       c/o JPMorgan Chase Bank
P.O. Box 2320            2001 Bryan Street,           Global Corporate Trust
Dallas, TX 75221-2320    9th Floor Dallas, TX 75201   4 New York
                                                      Plaza - 1st Floor
                                                      New York, NY 10004-2413

                                For Information:

                                   Mauri Cowen
                                 (713) 483-6603

  DELIVERY OF THIS PURCHASE NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE
                       WILL NOT CONSTITUTE VALID DELIVERY.

* These CUSIP Numbers have been assigned to this issue by the CUSIP Service Bureau and are included solely for the convenience of the holders of the Notes. Neither the Company nor the Trustee shall be responsible for the selection or use of these CUSIP Numbers, nor is any representation made as to their correctness on the Notes or as indicated in this notice.

     THE INSTRUCTIONS CONTAINED HEREIN AND IN THE COMPANY NOTICE (AS DEFINED BELOW) SHOULD BE READ CAREFULLY BEFORE THIS PURCHASE NOTICE IS COMPLETED.

     By execution hereof, the undersigned acknowledges receipt of the Company Notice dated December 14, 2006 (the "Company Notice") of CenterPoint Energy, Inc., a Texas corporation (the "Company"), this Purchase Notice and instructions hereto (the "Purchase Notice") and related offer materials, all of which relate to the offer to purchase by the Company, at the option of the holder thereof, all outstanding 2.875% Convertible Senior Notes due 2024 of the Company (the "Notes"), pursuant to the terms and the conditions of the Indenture dated as of May 19, 2003 (the "Original Indenture") by and between the Company and The Bank of New York Trust Company, National Association (successor to JPMorgan Chase
Bank), as Trustee (the "Trustee"), as amended and supplemented by Supplemental Indenture No. 4 dated as of December 17, 2003 ("Supplemental Indenture No. 4") and Supplemental Indenture No. 5 dated as of December 13, 2004 ("Supplemental Indenture No. 5") (such Original Indenture, as amended and supplemented by Supplemental Indenture No. 4 and Supplemental Indenture No. 5, the "Indenture"), paragraph 8 of the Notes, the Company Notice and related offer materials (the "Offer").

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE PAYMENT FOR THE NOTES SURRENDERED FOR PURCHASE IN THE OFFER PURSUANT TO THE COMPANY NOTICE MUST VALIDLY SURRENDER (AND NOT WITHDRAW) THEIR NOTES TO THE PAYING AGENT BEFORE 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, JANUARY 12, 2007.

     This Purchase Notice is to be used by holders of the Notes if certificates representing Notes are to be physically delivered to the Paying Agent herewith by holders of Notes. This Purchase Notice is also being supplied for informational purposes only to persons who hold Notes in book-entry form through the facilities of The Depository Trust Company ("DTC"). Surrender of Notes held through DTC must be made pursuant to the procedures described under "Procedures to be Followed by Holders Electing to Surrender Notes for Purchase -- Delivery of Notes -- Notes in Global Form" in the Company Notice.

     In order to properly complete this Purchase Notice, a holder of Notes must
(1) complete and sign the Purchase Notice; (2) if appropriate, check and complete the boxes relating to Special Issuance or Payment Instructions and Special Delivery Instructions; and (3) complete Substitute Form W-9 or other applicable form. Each holder of Notes should carefully read the detailed Instructions contained herein before completing this Purchase Notice.

     The undersigned has completed, executed and delivered this Purchase Notice to indicate the action the undersigned desires to take with respect to the surrendering of Notes for purchase pursuant to the Company Notice.

     All capitalized terms used herein but not specifically defined herein shall have the meaning ascribed to them in the Company Notice, the Indenture and the Notes.

     Your bank or broker can assist you in completing this form. The instructions included with this Purchase Notice must be followed. Questions and requests for assistance or for additional copies of the Company Notice and this Purchase Notice may be directed to the Paying Agent. See Instruction 9 below.

     The Company is not aware of any jurisdiction where the delivery of the Company Notice would not be in compliance with applicable laws. If the Company becomes aware of any jurisdiction where the delivery of the Company Notice would not be in compliance with such laws, the Company will make a good faith effort to comply with any such laws or seek to have such laws declared inapplicable to the delivery of the Company Notice. If after such good faith effort, the Company cannot comply with any such applicable laws, the Company Notice will not be delivered to, nor will surrenders be accepted from or on behalf of, the holders of Notes residing in such jurisdiction.

                 HOLDERS WHO WISH TO SURRENDER THEIR NOTES MUST
                 COMPLETE THIS PURCHASE NOTICE IN ITS ENTIRETY.
                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     By executing and delivering a Purchase Notice, each signatory hereof (the "undersigned") represents that the undersigned has received the Company Notice dated December 14, 2006 (the "Company Notice"), of CenterPoint Energy, Inc., a Texas corporation (the "Company"), which provides the notice to the holders required pursuant to (1) the Indenture dated as of May 19, 2003 (the "Original Indenture") by and between the Company and The Bank of New York Trust Company, National Association (successor to JPMorgan Chase Bank), as Trustee (the "Trustee"), as amended and supplemented by Supplemental Indenture No. 4 dated as of December 17, 2003 ("Supplemental Indenture No. 4") and Supplemental Indenture No. 5 dated as of December 13, 2004 ("Supplemental Indenture No. 5") (such Original Indenture, as amended and supplemented by Supplemental Indenture No. 4 and Supplemental Indenture No. 5, the "Indenture"), and (2) the 2.875% Convertible Senior Notes due 2024 of the Company (the "Notes").

     This Purchase Notice relates to the offer to purchase by the Company, at the option of the holders, for $1,000 in cash per Note plus accrued and unpaid interest to the Purchase Date, the Notes (the "Purchase Price"), subject to the terms and conditions of the Indenture, the Notes, the Company Notice and related offer materials, as amended and supplemented from time to time (the "Offer"). The amount of interest that will be payable with respect to the Notes on the Purchase Date is $14.375 per $1,000 principal amount of the Notes.

     Upon the terms and subject to the conditions set forth herein and in the Indenture and the Notes, and effective upon the acceptance for payment thereof, the undersigned hereby:

     - irrevocably sells, assigns and transfers to the Company all right, title and interest in and to all the Notes surrendered hereby,

     - waives any and all rights with respect to the Notes (including without limitation any existing or past defaults and their consequences in respect of the Indenture),

     - releases and discharges the Company from any and all claims such holder may have now, or may have in the future arising out of, or related to, the Notes including without limitation any claims that such holder is entitled to receive additional principal or interest payments with respect to the Notes or to participate in any redemption or defeasance of the Notes and

     - irrevocably constitutes and appoints the Paying Agent as the true and lawful agent and attorney-in-fact of such holder with respect to any such surrendered Notes, full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates representing such Notes, or transfer ownership of such Notes, on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company, (b) present such Notes for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Notes (except that the Paying Agent will have no rights to, or control over, funds from the Company, except as agent for the Company, for the Purchase Price of any surrendered Notes that are purchased by the Company), all in accordance with the terms set forth in the Company Notice.

     The undersigned hereby represents and warrants that the undersigned:

     - owns the Notes surrendered and is entitled to surrender such Notes, and

     - has full power and authority to surrender, sell, assign and transfer the Notes surrendered hereby and that when such Notes are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right.

     The undersigned agrees to all of the terms of the Company Notice and this Purchase Notice. The undersigned will, upon request, execute and deliver any additional documents deemed by the Paying Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes surrendered hereby.

     The undersigned understands that all Notes properly surrendered for purchase and not withdrawn before 12:00 Midnight, New York City time, on Friday, January 12, 2007 will be purchased at the Purchase Price, in cash, subject to the terms and conditions of the Indenture, the Notes, the Company Notice and related offer materials, as amended and supplemented from time to time.

     Payment for Notes purchased pursuant to the Company Notice will be made by deposit of the Purchase Price for such Notes with the Paying Agent, which will act as agent for surrendering holders for the purpose of receiving payments from the Company and transmitting such payments to the surrendering holders.

     The undersigned understands that surrenders of Notes may be withdrawn by written notice of withdrawal received by the Paying Agent at any time before 12:00 Midnight, New York City time, on Friday, January 12, 2007. See Instruction 1.

     All authority conferred or agreed to be conferred by this Purchase Notice shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Purchase Notice shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

     The undersigned understands that valid surrender of Notes pursuant to any one of the procedures described under "Procedures to be Followed by Holders Electing to Surrender Notes for Purchase" in the Company Notice and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Company Notice, including the undersigned's waiver of any existing defaults and their consequences in respect of the Notes and the Indenture (including, without limitation, a default in the payment of interest).

     The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Paying Agent, until receipt by the Paying Agent of this Purchase Notice properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any surrender of Notes pursuant to the procedures described in the Company Notice and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by the Company, in its sole direction, which determination shall be final and binding on all parties, subject to a court of law having jurisdiction regarding such matters.

     Unless otherwise indicated herein under "Special Issuance or Payment Instructions," the undersigned hereby requests that any Notes representing principal amounts not surrendered be issued in the name(s) of the undersigned, and checks constituting payments for Notes purchased pursuant to the Company Notice be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Notes representing principal amounts not surrendered and checks constituting payments for Notes to be purchased pursuant to the Company Notice be delivered to the undersigned at the address(es) shown herein. In the event that the "Special Issuance or Payment Instructions" box or the "Special Delivery Instructions" box, or both, is completed, the undersigned hereby requests that any Notes representing principal amounts not surrendered be issued in the name(s) of, certificates for such Notes be delivered to, and checks constituting payments for Notes purchased pursuant to the Company Notice be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance or Payment Instructions" box to transfer any Notes from the name of the registered holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Notes so surrendered.

                                PLEASE SIGN BELOW
                 (TO BE COMPLETED BY ALL SURRENDERING HOLDERS OF
                        NOTES REGARDLESS OF WHETHER NOTES
                    ARE BEING PHYSICALLY DELIVERED HEREWITH)

     This Purchase Notice must be signed by the registered holder(s) of Notes exactly as his or her (their) name(s) appear(s) on certificate(s) for Notes or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Purchase Notice. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her (their) full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 3 below.

     If the signature appearing below is not of the registered holder(s) of the Notes, then the registered holder(s) must sign a valid power of attorney.


Dated:
       ------------------------------   ----------------------------------------
                                        Signature(s)

                                        ----------------------------------------
                                        Capacity

                                        Signature(s) must be guaranteed by a
                                        commercial bank or trust company or a
                                        member firm of a major stock exchange if Notes are to be delivered, other than to or in the name of the registered holder.


                                        ----------------------------------------
                                        Signature Guarantee

                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

                                        Certificate number(s) (Need not be
                                        completed by holders surrendering the
                                        Notes by book-entry transfer.)

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        Principal Amount to be purchased
                                        (if less than all): $______________,000

                                        Social Security or Other Taxpayer Number

                                        ----------------------------------------

                               SPECIAL ISSUANCE OR
                              PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 2 THROUGH 6)

     To be completed ONLY if certificates for Notes representing principal amount not surrendered or not purchased and/or the check for the Purchase Price for principal amount of Notes purchased are to be issued to the order of someone other than the registered holder(s) of the Notes or the name of the registered holder(s) of the Notes needs to be corrected or changed.

Issue:   [ ] Notes

         [ ] Checks (Complete as applicable)

Name:    ______________________________________________________________________
                                     (PLEASE PRINT)

Address: ______________________________________________________________________
                                     (PLEASE PRINT)

         ______________________________________________________________________
                                       (ZIP CODE)

         _______________________________________________________________________
                TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                            (SEE SUBSTITUTE FORM W-9)

                          SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 2 THROUGH 6)

     To be completed ONLY if certificates for Notes representing principal amount not surrendered and/or the check for the Purchase Price for principal amount of Notes purchased are to be sent to an address different from that of the registered holder of the Notes.

Issue:   [ ] Notes

         [ ] Checks (Complete as applicable)

Name:    _______________________________________________________________________
                                     (PLEASE PRINT)

Address: _______________________________________________________________________
                                     (PLEASE PRINT)

         _______________________________________________________________________
                                       (ZIP CODE)

         _______________________________________________________________________
                TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                            (SEE SUBSTITUTE FORM W-9)

                       PLEASE COMPLETE SUBSTITUTE FORM W-9
              SIGNATURE GUARANTEE (IF REQUIRED--SEE INSTRUCTION 3)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
       (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA
                         CODE) OF ELIGIBLE INSTITUTION)


--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                     (TITLE)

Date:            , 200
      -----------     -

                                  INSTRUCTIONS
        FORMING PART OF THE TERMS AND CONDITIONS OF THIS PURCHASE NOTICE

1. PROCEDURES TO BE FOLLOWED BY HOLDERS ELECTING TO SURRENDER NOTES FOR PURCHASE; WITHDRAWAL OF SURRENDERS.

     To surrender the Notes pursuant to the Company Notice, certificates representing such Notes, together with a properly completed and duly executed copy of this Purchase Notice, and any other documents required by this Purchase Notice must be received by the Paying Agent at the address set forth herein before 12:00 Midnight, New York City time, on Friday, January 12, 2007. Under the Indenture and the Notes, the Purchase Date with respect to the offer is Monday, January 15, 2007 (the "Purchase Date"). The method of delivery of this Purchase Notice, certificates for Notes and all other required documents to the Paying Agent is at the election and risk of holders. If such delivery is to be made by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of January 12, 2007 to permit delivery to the Paying Agent before such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Paying Agent. THIS PURCHASE NOTICE AND NOTES SHOULD BE SENT ONLY TO THE PAYING AGENT, AND NOT TO THE COMPANY.

     This Purchase Notice is also being supplied for informational purposes only to persons who hold Notes in book-entry form through the facilities of DTC. Surrender of Notes held through DTC must be made pursuant to the procedures described under "Procedures to be Followed by Holders Electing to Surrender Notes for Purchase -- Delivery of Notes -- Notes in Global Form" in the Company Notice.

     Except as described herein for surrender of Notes held through DTC, unless the Notes being surrendered are deposited with the Paying Agent before 12:00 Midnight, New York City time, on Friday, January 12, 2007 (accompanied by the appropriate, properly completed and duly executed Purchase Notice and any required signature guarantees and other documents required by this Purchase Notice), the Company may, in its sole discretion, reject such surrender. Payment for Notes will be made only against deposit of surrendered Notes.

     By executing this Purchase Notice, a surrendering holder waives any right to receive any notice of the acceptance for payment of surrendered Notes.

     For a full description of the procedures for surrendering Notes, see "Procedures to be Followed by Holders Electing to Surrender Notes for Purchase" in the Company Notice.

     Surrenders of Notes may be withdrawn at any time before 12:00 Midnight, New York City time, on January 12, 2007 pursuant to the procedures described in the Company Notice.

2.   PARTIAL SURRENDERS.

     Surrenders of Notes pursuant to the Company Notice will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Notes evidenced by a submitted certificate is surrendered, the surrendering holder must fill in the principal amount surrendered in the appropriate place in the Purchase Notice. The entire principal amount represented by the certificates for all Notes delivered to the Paying Agent will be deemed to have been surrendered unless otherwise indicated. If the entire principal amount of all Notes is not surrendered, certificates for the principal amount of Notes not surrendered will be sent to the holder unless otherwise provided in the appropriate place in this Purchase Notice (see Instruction 4), promptly after the Notes are accepted for purchase.

3. SIGNATURES ON THIS PURCHASE NOTICE, BOND POWERS AND ENDORSEMENT: GUARANTEE OF SIGNATURES.

     If this Purchase Notice is signed by the registered holder(s) of the Notes surrendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     IF THIS PURCHASE NOTICE IS EXECUTED BY A HOLDER OF NOTES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID POWER OF ATTORNEY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.

     If any of the Notes surrendered hereby are owned of record by two or more joint owners, all such owners must sign this Purchase Notice. If any surrendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Purchase Notice and any necessary accompanying documents as there are different names in which certificates are held.

     If this Purchase Notice is signed by the holder, and the certificates for any principal amount of Notes not surrendered for purchase are to be issued (or if any principal amount of Notes that is not surrendered for purchase is to be reissued or returned) to the holder, and checks constituting payments for Notes to be purchased pursuant to the Company Notice are to be issued to the order of the holder, then the holder need not endorse any certificates for surrendered Notes nor provide a separate bond power. In any other case (including if this Purchase Notice is not signed by the holder), the holder must either properly endorse the certificates for Notes surrendered or transmit a separate properly completed bond power with this Purchase Notice (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Notes), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.

     If this Purchase Notice or any certificates representing Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Purchase Notice.

     Endorsements on certificates for Notes and signatures on bond powers provided in accordance with this Instruction 3 by registered holders not executing this Purchase Notice must be guaranteed by an Eligible Institution.

     No signature guarantee is required if: (1) this Purchase Notice is signed by the registered holder(s) of the Notes surrendered herewith and the payments for the Notes to be purchased are to be made, or any Notes for principal amounts not surrendered for purchase are to be issued, directly to such registered holder(s) and neither the "Special Issuance or Payment Instructions" box nor the "Special Delivery Instructions" box of this Purchase Notice has been completed; or (2) such Notes are surrendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal accompanying Notes must be guaranteed by an Eligible Institution.

4.   SPECIAL ISSUANCE OR PAYMENT AND SPECIAL DELIVERY INSTRUCTIONS.

     Surrendering holders should indicate in the applicable place the name and address to which certificates representing Notes for principal amounts not surrendered or not accepted for purchase or checks constituting payments for Notes purchased pursuant to the Company Notice are to be issued or sent, if different from the name and address of the holder signing this Purchase Notice. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not surrendered or not accepted for purchase will be returned to the holder of the Notes surrendered.

5.   BACKUP WITHHOLDING; TAX IDENTIFICATION NUMBER; PURPOSE OF FORM W-9.

     The Paying Agent must withhold 28% of any payments made to the surrendering holder or other payee, unless the payee establishes that the payment is not subject to backup withholding or that the payee is exempt from backup withholding. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service (the "IRS"), provided that the required information is properly furnished to the IRS.

     To establish that payments made to a surrendering U.S. Holder (as defined below) are not subject to backup withholding, such U.S. Holder generally may deliver to the Paying Agent the enclosed Substitute Form W-9, Request for Taxpayer Identification Number and Certification, providing such U.S. Holder's correct taxpayer identification number ("TIN") and certifying that:

     - the TIN provided is correct (or that such U.S. Holder is awaiting a TIN);

     - (1) the U.S. Holder is exempt from backup withholding, (2) the U.S. Holder has not been notified by the IRS that the U.S. Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified the U.S. Holder that such holder is no longer subject to backup withholding; and

     - such U.S. Holder is a "United States person" (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended).

     The U.S. Holder is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Notes. If the Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

     For the purposes of these instructions, a "U.S. Holder" is a beneficial owner of the Notes that is, for U.S. federal income tax purposes: (a) an individual who is a citizen or resident of the United States; (b) a corporation or partnership (or other business entity treated as a corporation or partnership) created or organized in or under the laws of the United States or any state thereof (including the District of Columbia); (c) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
(d) a trust if a court within the United States can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of the substantial decisions of that trust or a trust that was in existence on August 20, 1996 and validly elected to continue to be treated as a domestic trust.

     Certain holders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for a list of exempt U.S. Holders. To avoid possible erroneous backup withholding, exempt U.S. Holders, while not required to file Substitute Form W-9, should complete and return the Substitute Form W-9 and check the "Exempt from backup withholding" box on the form. Foreign holders may prevent backup withholding by (1) submitting a properly completed IRS Form W-8BEN to the Paying Agent and certifying under penalties of perjury to the holder's foreign status or (2) otherwise establishing an exemption. IRS Forms W-8BEN may be obtained from the Paying Agent.

     If a surrendering holder does not provide the Paying Agent with the correct TIN or an adequate basis for exemption, such holder may be subject to a $50 penalty imposed by the IRS, and payments made with respect to the tendered Notes may be subject to backup withholding.

     See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional information and instructions.

     This information is not intended or written to be used, and cannot be used by any taxpayer for the purpose of avoiding penalties that may be imposed on the taxpayer and was written to support the surrendering of Notes for purchase. Holders should consult with their tax and financial advisors with respect to the tax consequences of surrendering Notes for purchase.

6.   TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, payable on the purchase and transfer of Notes purchased pursuant to the Company Notice, except in the case of deliveries of certificates for Notes for principal amounts not surrendered for payment that are to be registered or issued in the name of any person other than the holder of Notes surrendered hereby, in which case the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Purchase Notice.

7.   IRREGULARITIES.

     All questions as to the validity, form, eligibility (including the time of receipt) and acceptance for payment of any surrenders of Notes pursuant to the procedures described in the Company Notice and the form and validity (including the time of receipt of notices of withdrawal) of all documents will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties, subject to a court of law having jurisdiction regarding such matters. The Company reserves the absolute right to reject any or all surrenders determined by them not to be in proper form or the acceptance of or payment for which may be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Company Notice and any defect or irregularity in the surrender of any particular Notes. The Company's interpretations of the terms and conditions of the Company Notice (including without limitation the instructions in this Purchase Notice) shall be final and binding, subject to a court of law having jurisdiction regarding such matters. No alternative, conditional or contingent surrenders will be accepted. Unless waived, any irregularities in connection with surrenders must be cured within such time as the Company shall determine. None of the Company, the Paying Agent or any other person will be under any duty to give notification of any defects or irregularities in such surrenders or will incur any liability to holders for failure to give such notification. Surrenders of such Notes shall not be deemed to have been made until such irregularities have been cured or waived. Any Notes received by the Paying Agent that are not properly surrendered and as to which the irregularities have not been cured or waived will be returned by the Paying Agent to the surrendering holders, unless such holders have otherwise provided herein, as promptly as practical following the Purchase Date.

8.   MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR NOTES.

     Any holder of Notes whose certificates for Notes have been mutilated, lost, stolen or destroyed should contact the Paying Agent at the address indicated above for further instructions.

9.   REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for surrendering Notes and requests for assistance or additional copies of the Company Notice and this Purchase Notice may be directed to, and additional information about the Company Notice may be obtained from Mauri Cowen at The Bank of New York Trust Company, National Association, whose address appears on the cover of this Purchase Notice, at
(713) 483.6603.